F e b r u a r y 3 r d , 2 0 2 2 Third Quarter FY 2022 Results 1 Exhibit 99.2

T H I R D Q U A R T E R F Y 2 2 R E S U L T S This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, adjusted diluted EPS, and free cash flow; the Company’s ability to perform well in the currently evolving environment and execute on its brand-building strategy; the expected market share and consumption trends for the Company’s brands, and the recovery of COVID-impacted categories; the integration of the TheraTears® acquisition; and the Company’s ability to execute on its disciplined capital allocation strategy. Words such as “trend,” “continue,” “will,” “expect,” “project,” “may,” “should,” “could,” “would,” “positioned,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of the COVID-19 pandemic, including on economic and business conditions, government actions, consumer trends, retail management initiatives, and disruptions to the manufacturing, distribution and supply chain and related price increases; labor shortages; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2021. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward- looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our February 3, 2022 earnings release in the “About Non-GAAP Financial Measures” section. Safe Harbor Disclosure 2

T H I R D Q U A R T E R F Y 2 2 R E S U L T S Agenda for Today’s Discussion 3 I. Performance Update II. Financial Overview III. FY 22 Outlook

T H I R D Q U A R T E R F Y 2 2 R E S U L T S I. Performance Update

Strong Q3 Results Driving Increased FY 22 Outlook

Q3 Sales Drivers

- Strong sales growth continued in Q3, up 14.9% vs. PY
- Recovery continued in COVID-19 impacted categories
- Record revenue in International segment

Superior Earnings and FCF

- Gross margin as expected in dynamic supply chain environment
- Strong double-digit earnings growth in Q3
- Solid financial profile and resulting Free Cash Flow[3] generation

Disciplined Capital Allocation

- TheraTears acquisition tracking as expected
- Continued focus on disciplined capital allocation resulting in leverage of 3.9x[4]

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THIRD QUARTER FY 22 RESULTS
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Strong Performance in Dynamic Macro Environment

Diversified Portfolio

Leading portfolio positioned to benefit from changing consumer dynamics



- Enables nimble marketing across consumer healthcare categories
- Consumers continue to seek trusted brands

COVID-19 Recovery

Strong recovery in multiple COVID-19 impacted categories



- Stronger than expected cough/cold season
- Hydralyte made headlines as a treat-at-home essential during pandemic

Supply Chain

Strategically working to ensure supply in a dynamic environment



- Business demonstrating strength in volatile supply environment
- Continuity plans continue to protect service levels

Continue to Deliver Strong Results in Evolving Environment

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THIRD QUARTER FY 22 RESULTS
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T H I R D Q U A R T E R F Y 2 2 R E S U L T S II. Financial Overview

T H I R D Q U A R T E R F Y 2 2 R E S U L T S Key Financial Results for Third Quarter and YTD FY 22 Performance FY 22 FY 21 Dollar values in millions, except per share data. $274.5 $ 90.5 $0.99 $238.8 $81.4 $0.81 Revenue EBITDA EPS 14.9% 11.1% 22.2% 8 Q 3 $819.9 $282.2 $3.15 $705.6 $249.7 $2.45 Revenue Adjusted EBITDA Adjusted EPS 16.2% 13.0% 28.6% (3) Revenue of $274.5 million, up 8.8% vs. PY on an organic basis(1) EPS of $0.99 up 22.2% vs. PY EBITDA(3) of $90.5 million resulted in 33.0% margin, consistent with long-term expectations Y T D (3) (3)

FY 22 Third Quarter and YTD Consolidated Financial Summary

	3 Months Ended			9 Months Ended		
	Q3 FY 22	Q3 FY 21	% Chg	YTD FY 22	YTD FY 21	% Chg
Total Revenue	**$ 274.5**	**$ 238.8**	***14.9%***	**$ 819.9**	**$ 705.6**	***16.2%***
Adj. Gross Margin[(3)]	**155.1**	**138.9**	***11.6%***	**473.4**	**410.4**	***15.3%***
% Margin	*56.5%*	*58.2%*		*57.7%*	*58.2%*	
A&M	40.2	38.1	*5.7%*	120.4	104.2	*15.6%*
% Total Revenue	*14.7%*	*15.9%*		*14.7%*	*14.8%*	
Adj. G&A[(3)]	26.0	21.4	*21.4%*	75.6	61.7	*22.5%*
% Total Revenue	*9.5%*	*9.0%*		*9.2%*	*8.7%*	
D&A	6.2	6.0	*4.6%*	18.2	18.1	*0.6%*
Adj. Operating Income[(3)]	**$ 82.6**	**$ 73.4**	***12.5%***	**$ 259.2**	**$ 226.5**	***14.4%***
% Margin	*30.1%*	*30.8%*		*31.6%*	*32.1%*	
Adj. Earnings Per Share[(3)]	**$ 0.99**	**$ 0.81**	***22.2%***	**$ 3.15**	**$ 2.45**	***28.6%***
Adj. EBITDA[(3)]	**$ 90.5**	**$ 81.4**	***11.1%***	**$ 282.2**	**$ 249.7**	***13.0%***
% Margin	*33.0%*	*34.1%*		*34.4%*	*35.4%*	

Dollar values in millions, except per share data

Q3 YTD Comments

- Organic Revenue[(1)] up 11.6% vs. PY
  - Driven by broad & diverse portfolio coupled with upside in COVID-19 disrupted categories
  - Continued eCommerce consumption growth as consumers continue to shop online
- Adj. Gross Margin[(3)] of 57.7%, as anticipated
- A&M of 14.7% of Revenue, tracking with higher sales
- Adj. G&A[(3)] approximately 9% of sales
- Adj. EPS[(3)] up 28.6% vs. PY

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T H I R D Q U A R T E R F Y 2 2 R E S U L T S $64.1 $193.8 $43.5 $159.2 Free Cash Flow Adj. Free Cash Flow Free Cash Flow(3) Comments ◼ YTD FY 22 Free Cash Flow of $193.8 million up 21.7% vs. PY – Q3 Free Cash Flow up 47.3% vs. PY owing to working capital timing ◼ Net Debt at December 31 of $1.5 billion(3); leverage ratio(4) of 3.9x at end of Q3 ◼ Continue to focus on debt pay down and disciplined capital allocation strategy Industry Leading Free Cash Flow Trends 47.3% Dollar values in millions 10 21.7% Q3 FY 22 Q3 FY 21 YTD FY 22 YTD FY 21

T H I R D Q U A R T E R F Y 2 2 R E S U L T S III. FY 22 Outlook

Raising FY 22 Full Year Outlook

Top Line Trends	Brand-building continues to enable long-term market share gains & sales growth Q4 anticipates continued recovery in certain COVID-impacted categories Anticipate FY 22 Revenue of $1.075 – $1.080 billion
EPS	Strong financial profile leading to increased profitability FY 22 Adjusted Diluted EPS[6] estimate of $4.00 – $4.04
Free Cash Flow & Allocation	Continue to execute disciplined capital allocation strategy Anticipate FY 22 Free Cash Flow[5] of $250 million or more
Looking Ahead	To provide initial FY 23 outlook in May Anticipate FY 23 top and bottom-line growth enabled by proven business strategy

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T H I R D Q U A R T E R F Y 2 2 R E S U L T S Q&A

T H I R D Q U A R T E R F Y 2 2 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated February 3, 2022 in the “About Non-GAAP Financial Measures” section. (2) Company consumption and market share are based on domestic IRI multi-outlet + C-Store retail sales for the period ending December 26, 2021, retail sales data from other 3rd parties for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) Adjusted Gross Margin, Adjusted G&A, Adjusted Operating Income, Adjusted EPS, EBITDA & EBITDA Margin, Adjusted EBITDA & Adjusted EBITDA Margin, Adjusted Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated February 3, 2022 in the “About Non GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Adjusted Free Cash Flow for FY 22 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus cash payments associated with acquisition. (6) Adjusted Diluted EPS for FY 22 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS plus adjustments relating to the acquisition of Akorn, loss on extinguishment of debt, and related income tax effects of the adjustments. 14

Reconciliation Schedules

Organic Revenue Change

(In Thousands)	Three Months Ended December 31, 2021		Three Months Ended December 31, 2020		Nine Months Ended December 31, 2021		Nine Months Ended December 31, 2020	
GAAP Total Revenues	$	274,470	$	238,788	$	819,876	$	705,604
Revenue Change		14.9%				16.2%		
Adjustments:								
Revenues associated with acquisition [a]		(13,712)		-		(26,086)		-
Impact of foreign currency exchange rates		-		929		-		5,887
Total adjustments	$	(13,712)	$	929	$	(26,086)	$	5,887
Non-GAAP Organic Revenues	$	260,758	$	239,717	$	793,790	$	711,491
Non-GAAP Organic Revenue Change		8.8%				11.6%		

a) Revenues of our Akorn acquisition are excluded for purposes of calculating Non-GAAP organic revenues.

Adjusted Gross Margin

(In Thousands)	Three Months Ended December 31, 2021		Three Months Ended December 31, 2020		Nine Months Ended December 31, 2021		Nine Months Ended December 31, 2020	
GAAP Total Revenues	$	274,470	$	238,788	$	819,876	$	705,604
GAAP Gross Profit	$	155,060	$	138,887	$	471,784	$	410,416
GAAP Gross Profit as a Percentage of GAAP Total Revenue		56.5%		58.2%		57.5%		58.2%
Adjustments:								
Inventory step-up charges associated with acquisition [a]		-		-		1,567		-
Total adjustments		-		-		1,567		-
Non-GAAP Adjusted Gross Margin	$	155,060	$	138,887	$	473,351	$	410,416
Non-GAAP Adjusted Gross Margin as a Percentage of GAAP Total Revenues		56.5%		58.2%		57.7%		58.2%

a) Inventory step-up charges relate to our North American OTC Healthcare segment.

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T H I R D Q U A R T E R F Y 2 2 R E S U L T S 16 Reconciliation Schedules (Continued) Adjusted G&A a) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees. Three Months Ended December 31, Nine Months Ended December 31, 2021 2020 2021 2020 (In Thousands) GAAP General and Administrative Expense 25,983$ 21,395$ 80,706$ 61,717$ GAAP General and Administrative Expense as a Percentage of GAAP Total Revenue 9.5% 9.0% 9.8% 8.7% Adjustments: Costs associated with acquisition (a) - - 5,127 - Total adjustments - - 5,127 - Non-GAAP Adjusted General and Administrative Expense 25,983$ 21,395$ 75,579$ 61,717$ Non-GAAP Adjusted General and Administrative Expense Percentage as a Percentage of GAAP Total Revenues 9.5% 9.0% 9.2% 8.7%

T H I R D Q U A R T E R F Y 2 2 R E S U L T S 17 Reconciliation Schedules (Continued) Adjusted EBITDA Margin a) Inventory step-up charges relate to our North American OTC Healthcare segment. b) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees. Three Months Ended December 31, Nine Months Ended December 31, 2021 2020 2021 2020 (In Thousands) GAAP Net Income 50,215$ 40,873$ 153,295$ 129,168$ Interest expense, net 16,924 20,138 48,314 63,345 Provision for income taxes 15,278 12,803 48,198 34,572 Depreciation and amortization 8,050 7,609 23,607 22,627 Non-GAAP EBITDA 90,467 81,423 273,414 249,712 Non-GAAP EBITDA Margin 33.0% 34.1% 33.3% 35.4% Adjustments: Inventory step-up charges associated with acquisition in Cost of Sales (a) - - 1,567 - Costs associated with acquisition in General and Administrative Expense (b) - - 5,127 - Loss on extinguishment of debt - - 2,122 - Total adjustments - - 8,816 - Non-GAAP Adjusted EBITDA 90,467$ 81,423$ 282,230$ 249,712$ Non-GAAP Adjusted EBITDA Margin 33.0% 34.1% 34.4% 35.4%

Reconciliation Schedules (Continued)

Adjusted Net Income & Adjusted EPS

	Three Months Ended December 31,				Nine Months Ended December 31,			
	2021		2020		2021		2020	
(In Thousands, except per share data)	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
GAAP Net Income	$ 50,215	$ 0.99	$ 40,873	$ 0.81	$ 153,295	$ 3.02	$ 129,168	$ 2.55
Adjustments:								
Inventory step-up charges associated with acquisition in Cost of Sales [(a)]	-	-	-	-	1,567	0.03	-	-
Costs associated with acquisition in General and Administrative Expense [(b)]	-	-	-	-	5,127	0.10		
Loss on extinguishment of debt	-	-	-	-	2,122	0.04		
Tax impact of adjustments [(c)]	-	-	-	-	(2,134)	(0.04)		
Normalized tax rate adjustment [(d)]	-	-	-	-			(5,106)	(0.10)
Total Adjustments	-	-	-	-	6,682	0.13	(5,106)	(0.10)
Non-GAAP Adjusted Net Income and Adjusted EPS	$ 50,215	$ 0.99	$ 40,873	$ 0.81	$ 159,977	$ 3.15	$ 124,062	$ 2.45

a) Inventory step-up charges relate to our North American OTC Healthcare segment.
b) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees.
c) The income tax adjustments are determined using applicable rates in the taxing jurisdictions in which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the specific nature of the specific Non-GAAP performance measure.
d) Income tax adjustment to adjust for discrete income tax items.

Note: Amounts may not add due to rounding.

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T H I R D Q U A R T E R F Y 2 2 R E S U L T S 19 Reconciliation Schedules (Continued) Adjusted Free Cash Flow a) Payments related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees. Three Months Ended December 31, Nine Months Ended December 31, 2021 2020 2021 2020 (In Thousands) GAAP Net Income 50,215$ 40,873$ 153,295$ 129,168$ Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 17,052 16,844 52,280 46,619 Changes in operating assets and liabilities as shown in the Statement of Cash Flows (970) (8,490) (8,779) 733 Total adjustments 16,082 8,354 43,501 47,352 GAAP Net cash provided by operating activities 66,297 49,227 196,796 176,520 Purchase of property and equipment (2,229) (5,728) (6,481) (17,347) Non-GAAP Free Cash Flow 64,068 43,499 190,315 159,173 Payments associated with acquisition (a) - - 3,465 - Non-GAAP Adjusted Free Cash Flow 64,068$ 43,499$ 193,780$ 159,173$

T H I R D Q U A R T E R F Y 2 2 R E S U L T S Projected Free Cash Flow 20 Reconciliation Schedules (Continued) Projected EPS a) Costs related to the consummation of the acquisition process such as inventory step-up charges, insurance costs, legal and other acquisition related professional fees. a) Payments related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees. 2022 Projected EPS Low High Projected FY'22 GAAP Diluted EPS 3.87$ 3.91$ Adjustments: Costs associated with acquisition, net of tax (a) 0.10 0.10 Loss on extinguishment of debt, net of tax 0.03 0.03 Total Adjustments 0.13 0.13 Projected Non-GAAP Adjusted EPS 4.00$ 4.04$ (In millions) Projected FY'22 GAAP Net cash provided by operating activities 255$ Purchases of property and equipment (10) Projected Non-GAAP Free Cash Flow 245 Payments associated with acquisition (a) 5 Projected Non-GAAP Adjusted Free Cash Flow 250$